Exhibit 99.2
First Quarter 2009 Digital Angel Corporation 7 May 2009

2 Safe Harbor This document contains certain "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements included in this press release include, without limitation, future expectations in our financial performance; our ability to streamline our operations and drive our business towards profitability; and our expectations for the success of and cost savings resulting from our restructuring plan. These forward-looking statements are based on the Company's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements are our ability to successfully implement our business strategy and restructuring plan; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to successfully obtain the necessary working capital to meet the operating needs of our businesses; our ability to successfully integrate the businesses of acquired companies; our ability to maintain compliance with the covenants of our credit facilities; the degree of success we have in leveraging our brand reputation; our ability to become a major player in the food source traceability and safety arena; our ability to successfully develop survival and emergency radios for the military and commercial uses; our reliance on third-party dealers and distributors to successfully market and sell our products; our ability to defend against costly product liability claims and claims that our products infringe the intellectual property rights of others; our ability to comply with current and future regulations relating to our businesses; our inability to meet all applicable Nasdaq Capital Market requirements; and our ability to maintain proper and effective internal accounting and financial controls. Additional information about these and other factors that could affect the Company's businesses is set forth in the Company's Form 10-K under the caption "Risk Factors" filed with the Securities and Exchange Commission ("SEC") on March 31, 2009, and subsequent filings with the SEC. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

3 SARBE Global leadership position: livestock, pets, & wildlife Food safety, pet recovery, & environmental protection RFID & visual identification Global leadership position: maritime, aviation, & personnel Tracking for search & rescue operations GPS & satellite radio communications Emergency Identification Animal Identification 3

4 Digital Angel Q1 / Q1 Operating Analysis Q1 2009 vs. Q1 2008 4 ($US in millions) Pro forma Pro forma (unaudited) Q1 2009 % Q1 2008 % Revenue $ 17.8 100% $ 22.4 100% Cost of sales 10.5 59% 14.1 63% Gross profit $ 7.3 41% $ 8.3 37% SG&A expenses 7.5 42% 9.1 41% R&D expenses 0.5 3% 0.8 4% Operating loss $ (0.7) (4%) $ (1.6) (7%) D&A 1.2 6% 1.2 5% EBITDA $ 0.5 2% $ (0.4) (2%) 2008 results do not include restructuring related charges. 2008 results do not include restructuring related charges. 2008 results do not include restructuring related charges. 2008 results do not include restructuring related charges. 2008 results do not include restructuring related charges. 2008 results do not include restructuring related charges. 2008 results do not include restructuring related charges.

5 Digital Angel Sequential Quarterly Operating Analysis Q1 2009 vs. Q4 2008 5 ($US in millions) Pro forma Pro forma (unaudited) Q1 2009 % Q4 2008 % Revenue $ 17.8 100% $ 16.2 100% Cost of sales 10.5 59% 11.9 73% Gross profit $ 7.3 41% $ 4.3 27% SG&A expenses 7.5 42% 8.0 49% R&D expenses 0.5 3% 0.9 6% Operating loss $ (0.7) (4%) $ (4.6) (28%) D&A 1.2 6% 0.7 4% EBITDA $ 0.5 2% $ (3.9) (24%) 2008 results do not include asset impairment or restructuring related charges. 2008 results do not include asset impairment or restructuring related charges. 2008 results do not include asset impairment or restructuring related charges. 2008 results do not include asset impairment or restructuring related charges. 2008 results do not include asset impairment or restructuring related charges. 2008 results do not include asset impairment or restructuring related charges. 2008 results do not include asset impairment or restructuring related charges.

6 Animal ID Segment 6

7 Destron Fearing Animal ID - Recent Developments Stronger regulatory environment being signaled from Washington US Secretary of Agriculture Tom Vilsack holding roundtable discussion Likely move from voluntary to mandatory use of NAIS in the future eTag unit volumes increased 94%, dollar volume up 85% over comparable quarters, boosted by higher levels of transition and new products New rTag(tm) Dynamic System for long range active tag reading applications expected to begin shipping in Q4 Improved gross margins - impact of 2008 restructuring Near break even at EBITDA level in Q1 09

Animal ID
Q1 / Q1 Operating Analysis
Q1 2009 vs. Q1 2008

($US in millions) *(unaudited)*	Pro-forma Q1 2009	%	Pro-forma Q1 2008	%
Revenue	$ 8.8	100%	$ 11.7	100%
Cost of sales	6.0	68%	8.2	70%
Gross profit	$ 2.8	32%	$ 3.5	30%
SG&A expenses	3.5	40%	4.4	38%
R&D expenses	0.3	3%	0.5	4%
Operating loss	$ (1.0)	(11%)	$ (1.4)	(12%)
D&A	0.7	8%	0.9	8%
EBITDA	$ (0.3)	(3%)	$ (0.5)	(4%)

2008 results do not include restructuring related charges.

Animal ID SG&A includes allocation of Corporate segment expenses:

$0.8m in Q1 2009 & $1.4m in Q1 2008.

Digital Angel

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Animal ID
Sequential Quarterly Operating Analysis
Q1 2009 vs. Q4 2008

($US in millions)	Pro-forma		Pro-forma	
(unaudited)	Q1 2009	%	Q4 2008	%
Revenue	$ 8.8	100%	$ 8.9	100%
Cost of sales	6.0	68%	7.2	81%
Gross profit	$ 2.8	32%	$ 1.7	19%
SG&A expenses	3.5	40%	3.6	40%
R&D expenses	0.3	3%	0.6	7%
Operating loss	$ (1.0)	(11%)	$ (2.5)	(28%)
D&A	0.7	8%	0.4	4%
EBITDA	$ (0.3)	(3%)	$ (2.1)	(24%)

2008 results do not include asset impairment or restructuring related charges.

Animal ID SG&A includes allocation of Corporate segment expenses:

$0.8m in Q1 2009 & $0.5m in Q4 2008.

Digital Angel

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Animal ID Outlook New European contract extension, partnering with a former competitor in Denmark Only supplier certified in Denmark for all 6 animal categories Four-year contract estimated value over $16 million New customer contract in U.K. Visual and RFID livestock tags rTag developments Beta sites selected in Alberta, Canada and Texas, US Agreement with software solutions supplier in dairy industry for beta test site later in May 09 10

11 Emergency ID Segment 11

12 Continued demand from 2009 COSPAS-SARSAT system upgrade Strong backlog FAST FIND PLB progress 9k units ordered Q1 09 vs. original 10k budgeted for entire year Now supplying Cabela's, Sporty's and West Marine retailers 50% of sales volume in North America Type approvals in US, Australia and NZ; Canada pending; Legislation for land use in Ireland approved, and expected in UK by year-end SARBE PELS Contract with MoD First shipments made, production ramp up in Q2 2009 Combined SARBE/McMurdo beacon sales £4.4M Q1 2009 vs. £3.2M Q1 2008; Total Segment revenues £6.3M Q1 2009 vs. £5.4M Q1 2008 Gross profit margins increased to 50% in Q1 plus significant decrease in SG&A expenses, resulting in positive EBITDA of $0.8m SARBE / McMurdo Emergency ID Recent Developments

13 Emergency ID Q1 / Q1 Operating Analysis Q1 2009 vs. Q1 2008 13 ($US in millions) Pro-forma Pro-forma (unaudited) Q1 2009 % Q1 2008 % Revenue $ 9.0 100% $ 10.7 100% Cost of sales 4.5 50% 5.9 55% Gross profit $ 4.5 50% $ 4.8 45% SG&A expenses 4.0 44% 4.7 44% R&D expenses 0.2 2% 0.3 3% Operating income / (loss) $ 0.3 4% $ (0.2) (2%) D&A 0.5 4% 0.3 3% EBITDA $ 0.8 8% $ 0.1 1% Emergency ID SG&A includes allocation of Corporate segment expenses: Emergency ID SG&A includes allocation of Corporate segment expenses: Emergency ID SG&A includes allocation of Corporate segment expenses: Emergency ID SG&A includes allocation of Corporate segment expenses: Emergency ID SG&A includes allocation of Corporate segment expenses: Emergency ID SG&A includes allocation of Corporate segment expenses: $0.6m in Q1 2009 & $0.9m in Q1 2008. $0.6m in Q1 2009 & $0.9m in Q1 2008.

Emergency ID
Sequential Quarterly Operating Analysis
Q1 2009 vs. Q4 2008

($US in millions)	Pro-forma			Pro-forma
(unaudited)	Q1 2009	%	Q4 2008	%
Revenue	$ 9.0	100%	$ 7.3	100%
Cost of sales	4.5	50%	4.7	64%
Gross profit	$ 4.5	50%	$ 2.6	36%
SG&A expenses	4.0	44%	4.4	60%
R&D expenses	0.2	2%	0.3	4%
Operating income / (loss)	$ 0.3	3%	$ (2.1)	(29%)
D&A	0.5	4%	0.3	4%
EBITDA	$ 0.8	8%	$ (1.8)	(25%)

2008 results do not include restructuring related charges.

Emergency ID SG&A includes allocation of Corporate segment expenses:

$0.6m in Q1 2009 & $0.4m in Q4 2008.

Digital Angel®
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15 Emergency ID Outlook SARBE Satellite replacement / upgrade backlog will continue into 2010 AAPLB sales positively impacted by new customers / countries to follow MoD McMurdo Initial FAST FIND sales continue to surpass expectations Second wave of sales for new customer applications (hunting, hiking, mountain climbing, fishing) Reinforced by fall season / new chain store contracts Significant savings from outsourced production, consolidation and supply chain improvements 15

Summary: Growth Across Business Segments Animal ID Regulatory environment increasingly favorable Growing concern with safety of food chain rTag commercialization opportunities for growth through existing and new customers Margin expansion resulting from 2008 restructuring Emergency ID Growth in all segments continuing from satellite upgrade Strong start with FAST FIND should continue with expansion of US penetration Margin expansion to come through improvements in supply chain Pursuing ways to "unlock" stockholder value Stockholder value for individual segments may be greater than for the combination 16

17 Digital Angel Corporation Supplementary Financial Information (in millions) (preliminary & unaudited)

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